UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Texas Ventures Acquisition III Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

On October 9, 2026, Texas Ventures Acquisition III Corp (the “Company,” “we,” “us” or “our”) is filing these definitive additional proxy materials to supplement the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on September 28, 2026 (the “Definitive Proxy Statement”) relating to the extraordinary general meeting of shareholders of the Company scheduled for October 19, 2026 (the “Extraordinary General Meeting”), in order to disclose that Yorkville Acquisition Sponsor II, LLC (“Sponsor”) has agreed that, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, Sponsor or its designees will deposit $145,000 into the Trust Account, as a non-interest bearing loan to the Company, for each monthly period (or portion thereof) beginning on October 24, 2026 and on the 24th day of each succeeding calendar month (each, a “Monthly Extension Date”) until the earlier of (i) the consummation of the Company’s initial business combination and (ii) the Extended Date (each such deposit, a “Monthly Extension Contribution”), regardless of the number of public shares redeemed in connection with the Extension. Each Monthly Extension Contribution will be deposited no later than two business days prior to the applicable Monthly Extension Date. If Monthly Extension Contributions are made for each monthly period through the Extended Date of July 24, 2027, the aggregate Monthly Extension Contributions would be $1,305,000. Capitalized terms used but not defined herein have the meanings given to them in the Definitive Proxy Statement.

The Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and the proxy card previously provided, are not changed by this supplement. Except as expressly modified below, all information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED OCTOBER 9, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF TEXAS VENTURES ACQUISITION III CORP DATED SEPTEMBER 28, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (this “Supplement No. 1”) supplements, updates and amends the Definitive Proxy Statement. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

1.	The following paragraph is hereby added immediately after the fifth paragraph on the first page of the NOTICE OF EXTRAORDINARY GENERAL MEETING, and immediately after the fifth paragraph on page 1 of the PROXY STATEMENT:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, Sponsor or its designees (the “Contributors”) have agreed to deposit $145,000 into the Trust Account, as a non-interest bearing loan to the Company, for each monthly period (or portion thereof) beginning on October 24, 2026 and on the 24th day of each succeeding calendar month (each, a “Monthly Extension Date”) until the earlier of (i) the consummation of the Company’s initial business combination and (ii) the Extended Date (each such deposit, a “Monthly Extension Contribution”), regardless of the number of public shares redeemed in connection with the Extension. Each Monthly Extension Contribution will be deposited no later than two business days prior to the applicable Monthly Extension Date. The Monthly Extension Contributions are conditioned upon the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, and will not be made if either of such proposals is not approved or the Extension is abandoned. The Monthly Extension Contributions will be evidenced by an unsecured promissory note issued by the Company to the Contributors that will be repayable by the Company to the Contributors upon consummation of an initial business combination, and will be forgiven by the Contributors if the Company is unable to consummate its initial business combination, except to the extent of any funds held outside of the Trust Account. If Monthly Extension Contributions are made for each monthly period through the Extended Date of July 24, 2027, the aggregate Monthly Extension Contributions would be $1,305,000.

2.	The second paragraph on the third page of the NOTICE OF EXTRAORDINARY GENERAL MEETING is hereby amended and restated as follows:

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from October 24, 2026 to July 24, 2027. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors will deposit the Monthly Extension Contributions into the Trust Account as described above.

3.	The fourth full paragraph on page 3 of the PROXY STATEMENT is hereby amended and restated as follows:

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors will deposit the Monthly Extension Contributions into the Trust Account as described in this Proxy Statement, which will increase the amount held in the Trust Account available to public shareholders upon any redemption or liquidation.

4.	The following paragraph is hereby added immediately after the fifth paragraph of the answer to the question “What is being voted on?” on page 5 of the PROXY STATEMENT:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors have agreed to deposit $145,000 into the Trust Account, as a non-interest bearing loan to us, for each monthly period (or portion thereof) beginning on each Monthly Extension Date until the earlier of the consummation of our initial business combination and the Extended Date. The Monthly Extension Contributions will not be made if either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is abandoned. See “— If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?” below.

5.	The following paragraph is hereby added immediately after the fourth paragraph of the answer to the question “Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?” on page 6 of the PROXY STATEMENT:

In connection with the Extension, the Contributors have agreed to make the Monthly Extension Contributions described in this Proxy Statement, which, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, will be deposited into the Trust Account for the benefit of public shareholders who do not make the Election.

6.	The third paragraph of the answer to the question “If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?” on pages 10-11 of the PROXY STATEMENT is hereby amended and restated as follows:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account, which reduction will be partially offset by the Monthly Extension Contributions deposited into the Trust Account by the Contributors. As a result of redemptions of public shares effected in connection with the Extension Amendment Proposal, if any, the percentage interest of our ordinary shares held by Sponsor as a result of its ownership of the founder shares and by Sponsor Affiliate as a result of its ownership of public shares will increase.

7.	The following paragraph is hereby added immediately after the third paragraph of the answer to the question “If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?” on page 11 of the PROXY STATEMENT:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors have agreed to deposit $145,000 into the Trust Account, as a non-interest bearing loan to us, for each monthly period (or portion thereof) beginning on October 24, 2026 and on the 24th day of each succeeding calendar month until the earlier of (i) the consummation of our initial business combination and (ii) the Extended Date, regardless of the number of public shares redeemed in connection with the Extension. Each Monthly Extension Contribution will be deposited no later than two business days prior to the applicable Monthly Extension Date. The Monthly Extension Contributions are conditioned upon the implementation of the Extension and will not be made if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved or the Extension is abandoned. The Monthly Extension Contributions will be evidenced by an unsecured promissory note issued by the Company to the Contributors that will be repayable by the Company to the Contributors upon consummation of an initial business combination, and will be forgiven by the Contributors if the Company is unable to consummate its initial business combination, except to the extent of any funds held outside of the Trust Account. If Monthly Extension Contributions are made for each monthly period through the Extended Date of July 24, 2027, the aggregate Monthly Extension Contributions would be $1,305,000.

8.	The answer to the question “What interests do Sponsor, directors and officers have in the approval of the proposals?” on page 13 of the PROXY STATEMENT, is hereby amended and restated as follows:

Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future, advances that will not be repaid in the event of our winding up, the Monthly Extension Contributions and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and the Trust Amendment Proposals — Interests of Sponsor, Directors and Officers.”

9.	The answer to the question “How do I withdraw my election to redeem my ordinary shares?” on page 15 of the PROXY STATEMENT is hereby amended and restated as follows:

If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, including in light of the Monthly Extension Contributions described in Supplement No. 1 to this Proxy Statement, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above in accordance with the instructions provided in this Proxy Statement.

10.	The first paragraph on page 23 of the PROXY STATEMENT is hereby amended and restated as follows:

Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future, advances that will not be repaid in the event of our winding up, the Monthly Extension Contributions and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment and the Trust Amendment Proposals — Interests of Sponsor, Directors and Officers.”

11.	The following paragraph is hereby added immediately after the second paragraph under the heading “THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS — The Extension Amendment Proposal” on page 26 of the PROXY STATEMENT:

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors have agreed to deposit $145,000 into the Trust Account, as a non-interest bearing loan to the Company, for each monthly period (or portion thereof) beginning on each Monthly Extension Date until the earlier of (i) the consummation of the Company’s initial business combination and (ii) the Extended Date, regardless of the number of public shares redeemed in connection with the Extension. Each Monthly Extension Contribution will be deposited no later than two business days prior to the applicable Monthly Extension Date. The Monthly Extension Contributions are conditioned upon the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, and will not be made if either proposal is not approved or the Extension is abandoned. The Monthly Extension Contributions will be evidenced by an unsecured promissory note issued by the Company to the Contributors that will be repayable by the Company to the Contributors upon consummation of an initial business combination, and will be forgiven by the Contributors if the Company is unable to consummate its initial business combination, except to the extent of any funds held outside of the Trust Account. If Monthly Extension Contributions are made for each monthly period through the Extended Date of July 24, 2027, the aggregate Monthly Extension Contributions would be $1,305,000.

12.	The following bullet is hereby added immediately after the sixth bullet under the heading “Interests of Sponsor, Directors and Officers” on page 32 of the PROXY STATEMENT:

•	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the Contributors will make the Monthly Extension Contributions into the Trust Account as a non-interest bearing loan to us. The Monthly Extension Contributions will be evidenced by an unsecured promissory note issued by the Company to the Contributors that will be repayable by the Company to the Contributors upon consummation of an initial business combination, and will be forgiven by the Contributors if the Company is unable to consummate its initial business combination, except to the extent of any funds held outside of the Trust Account. If Monthly Extension Contributions are made for each monthly period through the Extended Date, the aggregate Monthly Extension Contributions would be $1,305,000, which the Contributors may not be able to recover if we do not complete our initial business combination.

13.	The fourth paragraph under the heading “The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation” on page 33 of the PROXY STATEMENT is hereby amended and restated as follows:

We believe that it is in the best interests of our shareholders to extend the date that we have to consummate an initial business combination to the Extended Date in order to allow our shareholders to evaluate the Potential Business Combination and for us to be able to successfully consummate the Potential Business Combination. In connection with the Extension, the Contributors have agreed, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, to make the Monthly Extension Contributions into the Trust Account for the benefit of public shareholders who do not make the Election. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

* * * * *

If you have already submitted a proxy and you would like to change or revoke your vote on any proposal, please refer to the Definitive Proxy Statement for information on how to do so. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October 18, 2026. In addition, please refer to the Definitive Proxy Statement for information on how public shareholders who have already submitted a redemption request with respect to the shares held by them may withdraw such request prior to the vote at the Extraordinary General Meeting. There is no change to the deadline for public shareholders to submit redemption requests as described in the Definitive Proxy Statement, which is 5:00 p.m. Eastern Time on October 15, 2026.

This Supplement No. 1 should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement No. 1, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement No. 1, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement No. 1. If you have already submitted a proxy and do not wish to change your vote in respect of any proposal, you need not take any further action. If you wish to change your vote in respect of any proposal, you may change or revoke your proxy at any time before it is exercised at the Extraordinary General Meeting by following the instructions in the Definitive Proxy Statement and the proxy card previously provided (note that attendance at the Extraordinary General Meeting will not, by itself, revoke a proxy unless you vote again at the Extraordinary General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to change your vote, you must contact the broker or nominee to revoke any prior voting instructions.

This Supplement No. 1 to Definitive Proxy Statement is dated October 9, 2026